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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65351) of Sensytech, Inc. of our report dated May 12, 2000 relating to the financial statements of Sensytech, Inc. 401(k) Profit-Sharing Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Pittsburgh, PA
May 12, 2000